CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Carter E. Anthony, President of Regions Morgan Keegan Select Funds (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date: August 31, 2005                   /s/ Carter E. Anthony
     ----------------                   --------------------------------------
                                        Carter E. Anthony, President and
                                          Principal Executive Officer



     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joseph C. Weller, Treasurer of Regions Morgan Keegan Select Funds (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date: August 31, 2005                   /s/ Joseph C. Weller
     ----------------                   --------------------------------------
                                        Joseph C. Weller, Treasurer and
                                          Principal Financial Officer